UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

TPI Composites, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37839	20-1590775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8501 N. Scottsdale Rd, Gainey Center II, Suite 100, Scottsdale, Arizona 85253

(Address of principal executive offices) (Zip Code)

480-305-8910

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	TPIC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On October 18, 2013, TPI Composites, Inc. (the “Company,” or “we,” “us,” or “our”), through one of its subsidiaries, entered into a Supply Agreement (the “Mexico Supply Agreement”) with General Electric International, Inc. (“General Electric”) for the supply of wind blades. The Securities and Exchange Commission (“SEC”) previously granted confidential treatment for certain provisions of the Mexico Supply Agreement through December 31, 2020. In conjunction with the filing of this current report on Form 8-K, the Company is re-filing the Mexico Supply Agreement to comply with the requirements set forth in Item 601(b)(10)(iv) of Regulation S-K. The foregoing description of the Mexico Supply Agreement is qualified in its entirety by reference to the text of the Mexico Supply Agreement, a copy of which is filed in redacted form herewith as Exhibit 10.1 and is incorporated herein by reference.

On October 4, 2016, the Company, through one of its subsidiaries, entered into a First Amendment to Supply Agreement (the “First Amendment to Supply Agreement”) to amend the Mexico Supply Agreement with General Electric for the continued supply of wind blades from one of its Juarez, Mexico manufacturing facilities. The SEC previously granted confidential treatment for certain provisions of the First Amendment to Supply Agreement through December 31, 2020. In conjunction with the filing of this current report on Form 8-K, the Company is re-filing the First Amendment to Supply Agreement to comply with the requirements set forth in Item 601(b)(10)(iv) of Regulation S-K. The foregoing description of the First Amendment to Supply Agreement is qualified in its entirety by reference to the text of the First Amendment to Supply Agreement, a copy of which is filed in redacted form herewith as Exhibit 10.2 and is incorporated herein by reference.

On October 4, 2016, the Company, through one of its subsidiaries, entered into an Amended and Restated Supply Agreement (the “Iowa Supply Agreement”) with General Electric for the continued supply of wind blades from its Newton, Iowa manufacturing facility. The SEC previously granted confidential treatment for certain provisions of the Iowa Supply Agreement through December 31, 2020. In conjunction with the filing of this current report on Form 8-K, the Company is re-filing the Iowa Supply Agreement to comply with the requirements set forth in Item 601(b)(10)(iv) of Regulation S-K. The foregoing description of the Iowa Supply Agreement is qualified in its entirety by reference to the text of the Iowa Supply Agreement, a copy of which is filed in redacted form herewith as Exhibit 10.3 and is incorporated herein by reference.

On October 4, 2016, the Company, through one of its subsidiaries, entered into a Supply Agreement (the “Mexico III Supply Agreement”) with General Electric for the supply of incremental wind blades from the Company’s third manufacturing facility in Juarez, Mexico. The SEC previously granted confidential treatment for certain provisions of the Mexico III Supply Agreement through December 31, 2020. In conjunction with the filing of this current report on Form 8-K, the Company is re-filing the Mexico III Supply Agreement to comply with the requirements set forth in Item 601(b)(10)(iv) of Regulation S-K. The foregoing description of the Mexico III Supply Agreement is qualified in its entirety by reference to the text of the Mexico III Supply Agreement, a copy of which is filed in redacted form herewith as Exhibit 10.4 and is incorporated herein by reference.

On June 3, 2016, the Company entered into a Settlement Agreement and Release (the “Settlement Agreement and Release”) with Nordex SE (“Nordex SE”) providing for the full and final settlement of any potential claims arising from a wind blade failure that occurred in April 2015 and certain alleged defects with respect to that blade and certain other wind blades that were primarily manufactured in 2014 according to Nordex SE’s specifications. The SEC previously granted confidential treatment for certain provisions of the Settlement Agreement and Release through December 31, 2020. In conjunction with the filing of this current report on Form 8-K, the Company is re-filing the Settlement Agreement and Release to comply with the requirements set forth in Item 601(b)(10)(iv) of Regulation S-K. The foregoing description of the Settlement Agreement and Release is qualified in its entirety by reference to the text of the Settlement Agreement and Release, a copy of which is filed in redacted form herewith as Exhibit 10.5 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1†	Supply Agreement between General Electric International, Inc. and TPI Mexico, LLC, entered into as of October 18, 2013.
10.2†	First Amendment to Supply Agreement between General Electric International, Inc. and TPI Mexico, LLC, entered into as of October 4, 2016.
10.3†	Amended and Restated Supply Agreement between General Electric International, Inc. and TPI Iowa, LLC, entered into as of October 4, 2016.
10.4†	Supply Agreement between General Electric International, Inc. and TPI Mexico III, LLC, entered into as of October 4, 2016.
10.5†	Settlement Agreement and Release between TPI Composites, Inc. and Nordex SE, dated June 3, 2016.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company has determined that such omitted information is (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI Composites, Inc.

Date: December 30, 2020	By:	/s/ Bryan R. Schumaker
Bryan R. Schumaker
Chief Financial Officer